SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Elecsys Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ELECSYS CORPORATION

15301 WEST 109TH STREET

LENEXA, KANSAS 66219

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 21, 2006

AT THE COMPANY’S NEW HEADQUARTERS AT

846 N. MART-WAY COURT, OLATHE, KANSAS

You are invited to attend the annual meeting of the stockholders of Elecsys Corporation (the “Company”), which will be held at the Company’s new headquarters, 846 N. Mart-Way Court, Olathe, Kansas on Thursday, September 21, 2006, commencing at 2:00 p.m. local time, to consider and act upon the following matter and such other business as may properly come before the meeting or any adjournment of the meeting:

1.	The election of one (1) Class I Director to serve for a term of three years expiring in 2009.

Holders of record of the outstanding common stock of the Company at the close of business on July 31, 2006 are entitled to vote at the meeting or any adjournment of the meeting.

By Order of the Board of Directors,

/s/ Todd A. Daniels

Todd A. Daniels

Secretary

Lenexa, Kansas

August 11, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

2

ELECSYS CORPORATION

15301 West 109th Street

Lenexa, Kansas 66219

PROXY STATEMENT

GENERAL INFORMATION

Solicitation and Revocability of Proxies

The enclosed proxy is being solicited on behalf of the Board of Directors of Elecsys Corporation for use at the annual meeting of the stockholders to be held on September 21, 2006, or at any adjournment thereof, at 2:00 p.m. local time, at the Company’s new headquarters, 846 N. Mart-Way Court, Olathe, Kansas. Any proxy given does not affect your right to vote in person at the annual meeting and you may revoke it at any time before it is exercised by notifying Todd A. Daniels, Secretary, by mail, telegram or facsimile, or by appearing at the annual meeting in person and casting a ballot. This proxy statement and the proxy were first mailed to stockholders on or about August 11, 2006.

All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Voting Procedures

Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the annual meeting or any adjournment thereof for the election, as director of the Company, of the nominee named in this proxy. The nominee hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that he will become unavailable for election. However, if the nominee should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee as the Board of Directors may name.

The enclosed proxy confers discretionary authority to the proxyholders to vote on any other business that may properly come before the annual meeting or any adjournment thereof. The Board of Directors is not aware of any other business, other than the matter described in this proxy statement and except for matters incident to the conduct of the annual meeting, to be presented for action at the annual meeting and does not itself intend to present any such other business. However, if any such other business does come before the annual meeting or any adjournment thereof, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the proxy holder.

The nominee for director receiving the greatest number of votes at the annual meeting will be elected as a director. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

Only holders of common stock of the Company of record as of the close of business on July 31, 2006, are entitled to vote at the annual meeting. At the close of business on that date, 3,239,937 shares of common stock were issued and outstanding. Holders of common stock are entitled to one vote per share held on the record date. Shares cannot be voted at the annual meeting unless the record owner is present in person or represented by proxy.

SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of July 31, 2006, by (i) the stockholders known by the Company to own beneficially more than 5% of the common stock, (ii) each director of the Company who owns beneficially any common stock, (iii) each executive officer named in the “Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that those stockholders listed below have sole voting and investment power with respect to the common stock indicated as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Robert D. Taylor	196,400	(3)	6.1%

Stan Gegen	136,800		4.2%

Karl Gemperli	479,010	(4)	14.8%

Michael D. Morgan	113,729	(5)	3.5%

Christopher G. Thomas	77,299	(6)	2.4%

A. Kyle Reinoehl	75,000	(7)	2.3%

Todd A. Daniels	71,625	(8)	2.2%

All directors and officers as a group (7 persons)	1,149,684	(9)	35.5%

(1) The address of all the named individuals is c/o Elecsys Corporation, 15301 West 109th Street, Lenexa, Kansas 66219.

(2) Pursuant to the rules of the Securities and Exchange Commission (“SEC”), shares of common stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes presently exercisable options to purchase 5,000 shares of common stock of the Company.

(4) The total beneficial ownership of Mr. Gemperli is made up of the following: (i) 369,010 shares of the Company’s common stock directly beneficially owned, (ii) 10,000 shares of the Company’s common stock indirectly owned by Mr. Gemperli’s children, and (iii) presently exercisable options to purchase 100,000 shares of common stock of the Company.

(5) Includes presently exercisable options to purchase 41,000 shares of common stock of the Company.

(6) Includes 10,000 shares of the Company’s common stock directly beneficially owned by Mr. Thomas’ spouse and presently exercisable options to purchase 25,000 shares of common stock of the Company.

(7) Includes presently exercisable options to purchase 45,000 shares of common stock of the Company.

(8) Includes presently exercisable options to purchase 25,000 shares of common stock of the Company.

(9) Includes presently exercisable options to purchase 241,000 shares of common stock of the Company held by executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30, 2006, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company’s equity securities were complied with on a timely basis.

ELECTION OF DIRECTOR

The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The term of the Class I director expires with this annual meeting. The term of the Class II director will expire at the 2007 Annual Meeting of Stockholders and the term of the Class III director will expire at the 2008 Annual Meeting of Stockholders.

NOMINEE FOR DIRECTOR

The following information is given with respect to the nominee for election.

Class I – Term to Expire in 2009

Robert D. Taylor, age 59, has served as a director of the Company since September 1994 and is currently Chairman of the Board. Since November 2001, Mr. Taylor has been President and Chief Executive Officer of Executive AirShare Corporation. Executive AirShare Corporation charters, sells and operates fractional corporate jet and turboprop aircraft from its locations in Kansas City, Missouri, Wichita, Kansas and Tulsa, Oklahoma. From August 1998 until September 2001, Mr. Taylor was President of Executive Aircraft Corporation, Wichita, Kansas, which sold, maintained and refurbished corporate jets. In August 2002, Executive Aircraft Corporation filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the district of Kansas and has subsequently emerged from court protection. Mr. Taylor serves as a director of Inergy GP, LLC, the managing general partner of Inergy LP, a publicly traded limited partnership which operates a rapidly growing, geographically diverse retail and wholesale propane supply, marketing and distribution business and midstream pipeline and natural gas storage operations. He serves as a director of Blue Valley Bancorp of Overland Park, Kansas. Mr. Taylor is a trustee of the University of Kansas Endowment Fund, a member of the Advisory Board for the University of Kansas School of Business and has been a CPA since 1971. Mr. Taylor serves on the Company’s Compensation and Audit Committees.

The Board of Directors recommends that the stockholders vote FOR the election of Mr. Taylor.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class II and Class III directors who will continue to serve as directors of the Company until the 2007 and 2008 Annual Meeting of Stockholders, respectively.

Class II – Term to Expire in 2007

Karl B. Gemperli, age 42, is the Company’s President and Chief Executive Officer and has been a member of the Board of Directors since September 2003. He has served as President and Chief Executive Officer of DCI, Inc., the Company’s operating subsidiary, since February 2000. From March 1999 to January 2000, Mr. Gemperli was a manufacturing information systems consultant. From March 1997 to March 1999, Mr. Gemperli served as Vice President of Manufacturing for the Company. Prior to joining the Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor’s degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master’s degree in Manufacturing Engineering from Boston University.

Class III – Term to Expire in 2008

Stan Gegen, age 55, was appointed to the Board of Directors on July 22, 2004 and was elected to his first three year term to serve on the Board in September 2005. Since 1998 Mr. Gegen has been President of Coordinated Systems & Supplies, Inc., a printing and distribution company located in Wichita, Kansas. Mr. Gegen has over 30 years of financial and business leadership experience in manufacturing, banking, retail and investment companies. Mr. Gegen began his career as a Certified Public Accountant for Ernst & Young (formerly known as Arthur Young & Co.) in Wichita, Kansas and has subsequently held financial leadership positions in both private and public companies. Mr. Gegen is currently the Chairman of the Audit Committee and serves on the Compensation Committee.

Committees and Director Meetings

The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors acts as the Nominating Committee and each director participates in the consideration of director nominees. The Nominating Committee meets the independence requirements of the American Stock Exchange. The Nominating Committee does not have a charter.

Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with the candidate’s biographical information, to the Secretary of the Company at 846 N. Mart-Way Court, Olathe, Kansas, 66061. Other than this submission requirement, there are no differences in the manner in which the Nominating Committee evaluates a stockholder recommended director nominee. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominating Committee. Once a potential nominee for director has been identified, including those candidates submitted by stockholders, the Nominating Committee determines whether to conduct a full evaluation of the candidate. This determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of Directors. If it is determined that additional consideration is warranted, the Nominating Committee will then evaluate the potential nominee against the qualifications and skills it believes are necessary for directors to possess, including:

•	Independence in accordance with the American Stock Exchange standards;
•	High personal and professional ethics, integrity, and mature judgment;
•	Business experience that is useful to the Company and complementary to the background and experience of the other directors;
•	A commitment to serve and the ability to devote the required amount of time to carry out the duties and responsibilities of a director; and
•	Other relevant factors as the Nominating Committee may determine.

An independent director on the Board of Directors nominated the nominee standing for election at the annual meeting. The nominee is already serving as a director of the Company.

The Audit Committee’s responsibilities include: (i) retaining and compensating the public accounting firm to be engaged to audit the Company; and (ii) reviewing with the independent accountants the Company’s quarterly results, the plan for, and results of, the auditing engagement, and the Company’s internal accounting controls. In July 2006, the Board of Directors ratified the previously adopted charter for the Audit Committee, a copy of which is attached hereto as Annex A. Mr. Gegen and Mr. Taylor comprise the Audit Committee and are independent (as defined in Section 121(A) of the listing standards of the American Stock Exchange). Mr. Gegen is the Chairman of the Audit Committee. The Audit Committee held eleven meetings during fiscal year 2006. The Board has determined that both Mr. Gegen and Mr. Taylor qualify as audit committee financial experts.

The Compensation Committee met once during the last fiscal year and is comprised of Mr. Taylor and Mr. Gegen. Mr. Taylor serves as the Chairman of the Compensation Committee. The Compensation Committee has been given the responsibility of setting and administering the policies governing the annual compensation of the Company’s executive officers, as well as the Company’s benefit plans other than the Elecsys Corporation Stock Option Plan. The entire Board administers the Elecsys Corporation Stock Option Plan.

The Board of Directors held eight meetings during the fiscal year ended April 30, 2006. Each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the director served.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Stockholders. All directors were in attendance at the 2005 Annual Meeting of Stockholders.

Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to Todd A. Daniels, the Secretary of the Company, at 846 N. Mart-Way Court, Olathe, Kansas 66061. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular directors. The Secretary will forward the correspondence to the Board of Directors who may review the correspondence in their next meeting. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of Stan Gegen, Chairman of the Audit Committee.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and letter required by Independence Standards Board Standard No. 1 from the independent auditor and has discussed with the auditor the auditor’s independence. The Audit Committee has considered whether the provision of the non-audit services rendered by the Company’s principal accountant are compatible with maintaining the principal accountant’s independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

Stan Gegen, Chairman

Robert D. Taylor

Audit Committee of the Board of Directors

Independent Public Accountants

On October 12, 2005, the Company replaced Mayer Hoffman McCann P.C. as its independent accountants. The audit report of Mayer Hoffman McCann P.C. on the financial statements of the Company for the fiscal year ended April 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to replace Mayer Hoffman McCann was approved by the Board of Directors on October 12, 2005.

In connection with its audit for the 2005 fiscal year, there were no disagreements with Mayer Hoffman McCann P.C. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mayer Hoffman McCann P.C. would have caused them to make reference to them in their report on the financial statements for that year.

On October 12, 2005, the Company engaged McGladrey & Pullen LLP, as independent accountants for purposes of auditing the financial statements for the fiscal year ending April 30, 2006. The decision to retain McGladrey & Pullen LLP was approved by the Company’s Board of Directors on October 12, 2005.

The Company did not consult with McGladrey & Pullen LLP regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the financial statements, and no written or oral advice was provided by McGladrey & Pullen LLP that was a factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue prior to October 12, 2005.

As of the date of this proxy statement, the Audit Committee of the Company has not met to discuss the engagement of independent accountants for the purposes of auditing the financial statements of the Company for the fiscal year ending April 30, 2007.

The following table sets forth the aggregate fees billed to the Company for fiscal years ended April 30, 2006 and 2005 by the Company’s respective principal accounting firms.

	Years Ended April 30,
	2006	2005
Audit fees (1)	$86,496	$92,488
Audit-related fees (2)	10,000	29,990
Total audit and audit-related fees	96,496	122,478
Tax fees (3)	12,000	7,500
All other fees (4)	-	-
Total	$108,496	$129,978

(1) Audit Fees. The aggregate fees billed for professional services rendered for the audit of the annual financial statements for the years ended April 30, 2006 and 2005 and for the reviews of the financial statements included in the quarterly reports on Form 10-QSB for those fiscal years.

(2) Audit Related Fees. The aggregate fees billed for audit-related services for the years ended April 30, 2006 and 2005. Audit related services include fees for consents, comfort letters, and other related services

(3) Tax Fees. The aggregate fees billed for tax return preparation and other tax planning and consultation rendered for the fiscal years ended April 30, 2006 and 2005.

(4) All Other Fees. Other fees billed for services rendered to the Company, other than the services described above under “Audit Fees”, “Audit Related Fees”, and “Tax Fees,” for the fiscal years ended April 30, 2006 and 2005.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the accountant’s independence. The Audit Committee pre-approves all non-audit services as presented and prior to any work being performed.

It is anticipated that a representative from McGladrey & Pullen LLP will be present at the annual meeting. If a representative from McGladrey & Pullen LLP is in attendance at the annual meeting it is anticipated that they will be available to respond to appropriate questions and, if they desire, to make a statement.

Director Compensation

Each director, who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract, is paid an annual retainer of $9,000 plus a fee of $250 for each regular, special and committee meeting attended. An additional annual retainer of $3,000 is paid to the Audit Committee Chairman and an additional annual retainer of $9,000 is paid to the Chairman of the Board. The Chairman is also eligible to participate in the Company’s health, dental and life insurance plans with equivalent terms of coverage, contribution and deductibles as the Chief Executive Officer of the Company.

Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid to, or accrued for the benefit of, the Company’s officers (“Named Executive Officers”) for all services rendered in all capacities to the Company for the fiscal years ended April 30, 2006, 2005 and 2004.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options/SARs (#)	All Other Compensation (2)
Karl B. Gemperli	2006	$154,071	$4,699	$ -	-	$4,417
President and Chief Executive	2005	147,117	-	-	-	4,414
Officer, Elecsys Corporation	2004	147,004	-	-	-	4,406

Todd A. Daniels	2006	$101,800	$8,819	$ -	-	$3,101
Vice President and Chief Financial	2005	93,894	2,500	-	-	2,817
Officer, Elecsys Corporation	2004	87,056	-	-	-	2,679

A. Kyle Reinoehl	2006	$124,281	$23,917	$17,701	-	$4,010
Vice President-Sales, DCI, Inc.	2005	112,800	5,000	17,549	-	3,752
	2004	112,800	-	6,183	-	3,627

Michael D. Morgan	2006	$112,308	$23,917	$ -	-	$3,297
Vice President-Operations,	2005	105,103	2,500	-	-	3,141
DCI, Inc.	2004	105,000	-	-	-	3,115

Christopher G. Thomas	2006	$90,282	$15,945	$ -	-	$2,712
Vice President-Engineering,	2005	87,114	-	-	-	2,613
DCI, Inc.	2004	86,357	-	-	-	2,607

(1) Includes an automobile allowance for Mr. Reinoehl of $3,600 in 2006 and $5,400 in 2005 and 2004. In January 2004, Mr. Reinoehl’s compensation was changed to include sales commissions. The Company paid Mr. Reinoehl $14,101, $12,149 and $783 in commissions during fiscal years 2006, 2005 and 2004, respectively.

(2) Consists of Company matching contributions made on behalf of the Named Executive Officers under the Company’s 401(k) Savings Plan.

Stock Options

There were no stock option grants made to the Named Executive Officers during the fiscal year ended April 30, 2006.

The following table sets forth information concerning stock options exercised by the Named Executive Officers during the fiscal year ended April 30, 2006, and the number of shares and the value of options outstanding as of April 30, 2006, for each Named Executive Officer.

Aggregate Option Excercises and Option Values as of April 30, 2006
			Number of Securities underlying Unexercised Options at 4/30/06		Value of Unexercised In-the-Money Options at 4/30/06 (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Karl B. Gemperli	-	-	100,000	-	$230,400	-
Todd A. Daniels	-	-	25,000	-	$72,850	-
A. Kyle Reinoehl	-	-	45,000	-	$124,300	-
Michael D. Morgan	-	-	41,000	-	$121,785	-
Christopher G. Thomas	-	-	25,000	-	$72,850	-

(1)

Based on the closing price of the common stock on the American Stock Exchange of $3.90 per share on April 28, 2006, less the option exercise price if the exercise value of the option is less than the closing price.

EXECUTIVE OFFICERS

The Company currently has two executive officers, Karl B. Gemperli, President and Chief Executive Officer, and Todd A. Daniels, Vice President and Chief Financial Officer. Mr. Gemperli and Mr. Daniels also serve as officers of DCI, Inc., one of the wholly-owned operating subsidiaries of the Company. The executive officers of the Company’s subsidiaries and their biographical information are as follows:

Name	Age	Position
Karl B. Gemperli	42	President and Chief Executive Officer, Elecsys Corporation and President and Chief Executive Officer, DCI, Inc.
Todd A. Daniels	38	Vice President and Chief Financial Officer, Elecsys Corporation and Vice President – Finance, DCI, Inc.
Michael J. Reed	51	President, NTG, Inc.
Michael D. Morgan	52	Vice President – Operations, DCI, Inc.
A. Kyle Reinoehl	40	Vice President – Sales, DCI, Inc.
Christopher G. Thomas	39	Vice President – Engineering, DCI, Inc.

Karl B. Gemperli has served as President of DCI, Inc. since February 2000 and was promoted to President and Chief Executive Officer of the Company in July 2003. He has been a member of the Board of Directors since September 2003. From March 1999 to January 2000, Mr. Gemperli was a manufacturing information systems consultant. From March 1997 to March 1999, Mr. Gemperli served as Vice President of Manufacturing for the Company. Prior to joining the Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor’s degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master’s degree in Manufacturing Engineering from Boston University.

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of DCI, Inc. and was promoted to Vice President and Chief Financial Officer of Elecsys Corporation in October 2002. Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting for EPIQ Systems, Inc., a publicly traded developer of technology-based products and services for the legal and fiduciary services industries. From April 1998 to May 2001, Mr. Daniels held various accounting and financial management positions with Honeywell International, Inc. Mr. Daniels is a Certified Public Accountant with over 15 years of public accounting and private industry accounting experience.

Michael J. Reed joined the Company in January 2006 as President of NTG, Inc., the Company’s remote monitoring equipment and services subsidiary. From 2002 until 2006, Mr. Reed was Vice President of Marketing for Ideal Aerosmith, Inc., a provider of aerospace test equipment and engineering services.  Mr. Reed was also Vice President and General Manager of Pentar Systems, Inc. before its acquisition by Ideal Aerosmith in 2002. Prior to that, Mr. Reed spent 20 years in various engineering, marketing and management roles at Goodrich Aerospace, Kustom Electronics, and King Radio Corporation. Mr. Reed holds a Bachelor's degree in electrical engineering from the University of Texas at Arlington and a Master's degree in electrical engineering from Stanford University.

Michael D. Morgan joined the Company as Vice President-Manufacturing of DCI, Inc. in March 2000 and was promoted to Vice President-Operations in January 2006. Prior to joining the Company, Mr. Morgan was an employee of Goodrich Aerospace, Test Systems Division for more than eleven years, last serving as Director of Manufacturing. Prior to that, Mr. Morgan was an employee of Kustom Signals for over eight years. Mr. Morgan has over 25 years of electronic manufacturing experience.

A. Kyle Reinoehl has served as Vice President-Sales of DCI, Inc. since March 2001. Prior to joining the Company, Mr. Reinoehl was an employee of Future Electronics, an electronic component distributor based in Montreal, Quebec, Canada. Mr. Reinoehl was with Future Electronics for 6 years, last serving as General Manager of the Kansas City division. Prior to that, Mr. Reinoehl was an employee of Harmon Industries for 5 years.

Christopher G. Thomas joined the Company in February of 2001 as Director-Engineering of DCI, Inc and was promoted to Vice President-Engineering of DCI, Inc. in August of 2004. Prior to joining the Company, Mr. Thomas was an employee of Goodrich Aerospace, Test Systems Division for more than ten years, last serving as Manager of ATE Systems. Mr. Thomas has over 15 years of electronic engineering and management experience as well as a Bachelor’s degree in Electrical Engineering from the University of Kansas.

Equity Compensation Plan Information

The following table sets forth (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise price of outstanding options, warrants and rights and (c) the number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding those in column (a))
Equity compensation plans approved by stockholders	255,750	$1.41	148,000
Equity compensation plans not approved by stockholders	-	-	-

Total	255,750	$1.41	148,000

The Elecsys Corporation Stock Option Plan is the Company’s only equity compensation plan for purposes of the foregoing table.

Stockholder Proposals for 2007 Annual Meeting

Stockholder proposals to be considered for inclusion in the proxy statement and considered at the 2007 annual meeting of the Stockholders must be received by the Company no later than April 26, 2007. Any such proposals should be directed to the Secretary of the Company at 846 N. Mart-Way Court, Olathe, Kansas, 66061.

Proposals of stockholders not intended for inclusion in the Company’s 2007 proxy statement must be received by the Company in writing no later than July 10, 2007 in order to preclude the Company’s use of its discretionary proxy voting authority if the proposal is raised at the 2007 annual meeting.

Financial Statements

The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2006, is enclosed with this proxy statement. The financial statements of the Company are set forth in that Annual Report.

Other Matters

The Board of Directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

By Order of the Board of Directors,

Karl B. Gemperli

President and Chief Executive Officer

ANNEX A

AUDIT COMMITTEE CHARTER

I.	ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of two or more directors, as determined by the Board of Directors, each of whom: (i) other than in their capacity as a member of the Board of Directors or any board committee thereof does not accept any consulting, advisory, or other compensatory fee from the Company; (ii) shall not be an affiliated person of the Company or any of the Company’s subsidiaries; and (iii) shall not be an officer or employee of the Company but shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

A. Definition of Independence

The following persons are not considered independent:

(1)	a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;
(2)

a director who accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(3)

a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(4)

a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

(5)	a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement at the time of their appointment to the Audit Committee.

The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one (1) year or until their successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate. In the determination of the Board of Directors, at least one individual shall meet the definition of “audit committee financial expert” as set forth in the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

The Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for the payment of (i) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Audit Committee; the employment of which the Audit Committee determines necessary to carry out its duties; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and (iii) the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are as follows:

•	To serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.
•	To review and appraise the audit efforts of the Company’s independent auditors and internal auditing department.
•	To provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The Chief Executive Officer, Chief Financial Officer, and a representative from independent auditors may be invited to all meetings. Other management may be invited as necessary. Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company’s financial statements and significant findings based upon the auditor’s limited review procedures.

III.	RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

Review and reassess the adequacy of this Charter at least annually.

1.

Review the Company’s financial statements prior to the release of year-end earnings and the Company’s audited financial statements prior to filing the Company’s Annual Report on Form 10-KSB, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2.

Review the Company’s quarterly financial results prior to the release of quarterly earnings and the Company’s financial statements, after reviewed by outside auditors, prior to filing the Company’s Quarterly Report on Form 10-QSB, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.

Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

4.

Be directly responsible for the appointment, compensation, retention and oversight of the work performed by the independent auditors. The Audit Committee has the ultimate authority and responsibility to select, evaluate, determine funding for and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement). The independent auditors must report directly to the Audit Committee.

5.

Consider whether the engagement of the independent auditors for non-audit services is compatible with maintaining the independent auditors’ independence and review the fees for such services. Approve, in advance, any non-audit services.

6.

Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

7.

Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. In considering independence, the Audit Committee shall receive confirmation that the independent auditors are independent pursuant to Rule 2-01 of Regulation S-X.

8.	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.
9.	Approve fees and other significant compensation to be paid to the independent auditors.
10.

Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

11.	Confirm that the audit partners of the independent auditors are rotated in accordance with SEC requirements.
12.	Assess the performance of the independent auditors and whether it is in the best interest of the Company to regularly rotate its independent auditors.
13.	Review the experience and credentials of the senior individuals working for the independent auditors on the Company’s account.
14.	Review the policies and procedures of the independent auditors with respect to quality control.
15.	Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

16.

Following each audit by the independent auditors, discuss and review with the independent auditors the report the independent auditors are required to provide the Audit Committee regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management.

17.

In connection with the Company’s year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

18.

Review any opinions of the independent auditors that management received on the application of accounting principles to a completed, proposed or hypothetical transaction pursuant to Statement on Auditing Standards No. 50, and discuss with financial management and the independent auditors how the election of alternative methods permitted under GAAP would impact the financial statements.

19.

Discuss and review with management and the independent auditors any off-balance sheet arrangements, as well as their effect and the effect of emerging issues arising out of accounting and regulatory proposals on the financial statements of the Company.

20.

Discuss and review with management and the independent auditors any non-GAAP financial measures disclosed by the Company, the most directly comparable GAAP financial measure and the reconciliation between the two financial measures.

21.

In connection with the Company’s interim financials, discuss with financial management and independent auditors any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

22.

Discuss and review with management and the independent auditors any correspondence with the American Stock Exchange or governmental agencies concerning material issues related to the financial statements, audits or accounting policies of the Company.

23.

Discuss and review with management and the independent auditors any complaints by employees involving material concerns related to the financial statements, audits or accounting policies of the Company.

24.	Consider and approve, if appropriate, significant changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Improvement Process

25.	Meet periodically with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures.
26.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Proxy Statement

27.	Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.
28.	Oversee the publication of this Charter at least every three years in the Company’s annual proxy statement in accordance with SEC regulations.

Miscellaneous

29.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.
30.

Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies related to financial matters and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

31.	Periodically conduct a self-assessment of the Audit Committee’s performance.
32.	Although it is not the duty of the Audit Committee to conduct investigations on behalf of the Company, it shall have the power to do so in connection with audit-related matters.

33.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

Reviewed and approved: July 19, 2006

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Either of said proxies present and acting at said meeting or any adjournment thereof shall have and may exercise all of the powers of either said proxies. The undersigned hereby ratifies and confirms that all said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, any action relating to the annual meeting of stockholders or any continuation or adjournment thereof, and the undersigned further acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

Dated: _________________________________, 2006

Signature

Signature

Please insert date of signing and sign exactly as name appears on your stock certificate. If signing as attorney, administrator, executor, trustee or guardian, give full title as such.

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PROXY

ELECSYS CORPORATION

15301 WEST 109TH STREET, LENEXA, KS 66219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 2006

The Board of Directors recommends a vote for the Board Member.

The undersigned hereby appoints Robert D. Taylor and Karl B. Gemperli, or each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the Company to be held at the Company’s new headquarters facility, 846 N. Mart-Way Court, Olathe, Kansas on Thursday, September 21, 2006, commencing at 2:00 p.m., local time on that day, and at any adjournment thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters that may properly come before the meeting:

1. Vote for the election of:

Robert D. Taylor as a Class I Director to serve for a term of three years expiring in 2009.

☐ FOR	☐ WITHHOLD AUTHORITY